Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

OPPORTUNITY PLUS

Supplement dated September 27, 2017 to the Contract Prospectus and Contract Prospectus Summary, each dated May 1, 2017, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

____________________________________________________________________________

The last paragraph of the Purpose portion under the Early Withdrawal Charge subsection of the FEES heading in your Contract Prospectus and Contract Prospectus Summary is deleted in its entirety and replaced with the following:

The early withdrawal charge applies only to:

•         Amounts withdrawn from the Fixed Account; and

•         Amounts withdrawn from a subaccount or the Guaranteed Accumulation Account if they were attributable to amounts held in the Fixed Account (and any earnings on such amounts).  Amounts will be withdrawn proportionately from amounts that are subject to an early withdrawal charge and amounts that are not subject to an early withdrawal charge.

Also, the last bulleted item in the Waivers paragraph under the Early Withdrawal Charge Schedules subsection of the FEES heading in your Contract Prospectus and Contract Prospectus Summary is deleted in its entirety and replaced with the following:

•         Transferred or exchanged to a Company Code Section 403(b)(7) custodial account, subject to Tax Code Section 403(b)(7)(A)(ii) and subject to various conditions established by the Company.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.75962-17B	September 2017